EXHIBIT 99.1

ALLIS-CHALMERS CORPORATION ANNOUNCES THIRD QUARTER EARNINGS, AND THE RESULTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

HOUSTON--(PRNEWSWIRE/FIRST CALL via COMTEX)--November 20, 2003--Allis-Chalmers Corporation (OTC: ACLM.OB) today announced earnings for the third quarter of 2003.

Results for the Third Quarter Ended September 30, 2003.
-------------------------------------------------------

         The Company announced that revenues for the three months ended September 30, 2003 increased to $8,089,000 compared to $4,775,000 in the comparable period of 2002. Revenues for the three months ended September 30, 2003 for the Casing, Directional Drilling, and Compressed Air Drilling Services segments were $2,559,000, $3,353,000 and $2,177,000, respectively. Revenues for the three months ended September 30, 2002 for the Casing, Directional Drilling and Compressed Air Drilling Services were $2,197,000, $1,785,000 and $793,000, respectively. Revenues for the third quarter of 2003 increased over the third quarter of 2002 due to the increased activity in the drilling market in Mexico and increased market share in the domestic market Casing, Directional Drilling and Compressed Air Drilling Services. The consolidation of the operating results of the joint venture between Mountain Air and M-I Air Drilling into the financial statements of AirComp LLC and the Company also increased revenues in the quarter.

         The Company had operating income for the period of $727,000 compared to an operating loss of ($680,000) in the third quarter of 2002. Operating income
(loss) for the three months ended September 30, 2003 for the Casing, Directional Drilling, Compressed Air Drilling Services and General Corporate segments were $913,000, $120,000, $171,000 and ($477,000), respectively. Operating income
(loss) for the three months ended September 30, 2002 for the Casing, Directional Drilling, Compressed Air Drilling Services and General Corporate segments were $749,000, ($44,000), ($269,000) and ($1,116,000), respectively.

         The Company had net income of $1,224,000, or $0.06 per common share, for the third quarter of 2003 compared with a loss of ($1,205,000), or ($0.08) per common share, for the third quarter of 2002. The Company recorded a one-time gain of $1,034,000 on the reduction of the note payable in the third quarter of 2003 as a result of settling a lawsuit against the former owners of Mountain Air Drilling Service Company. The gain was calculated by discounting the note payable to $1,469,152 using a present value calculation and accreting the note payable to $1,863,195, the amount due in September 2007. The Company will record interest expense totaling $394,043 over the life of the note payable beginning July 2003.

Results for the Nine Months Ended September 30, 2003.
-----------------------------------------------------

         The Company had revenues for the nine months ended September 30, 2003 of $22,428,000 compared to $12,265,000 in the comparable period of 2002. Revenues for the nine months ended September 30, 2003 for the Casing, Directional Drilling, and Compressed Air Drilling Services segments were $7,712,000, $10,336,000 and $4,380,000, respectively. Revenues for the nine months ended September 30, 2002 for the Casing, Directional Drilling and Compressed Air Drilling Services were $5,445,000, $4,058,000 and $2,762,000, respectively. Revenues for the nine months ended September 30, 2003 increased over the same period of 2002 due to the increased activity in the drilling market in Mexico and increased market share in the domestic operations of Casing, Directional Drilling and Compressed Air Drilling Services. The joint venture between Mountain Air and M-I Air Drilling and the consolidation of the results of operations of AirComp into the financial statements of the Company and the fact that our 2002 operations included only eight months of the operations of Strata Directional Technologies, Inc. and Jens' Oilfield Service, Inc., which were acquired effective February 6, 2002 reflected the increased revenues in 2003 over the same period in the prior year.

         The Company had operating income for the nine months ended September 30, 2003 of $2,457,000 compared to an operating loss of ($1,205,000) for the nine months ended September 30, 2002. Operating income (loss) for the nine months ended September 30, 2003 for the Casing, Directional Drilling, Compressed Air Drilling Services and General Corporate segments were $3,070,000, $613,000, ($52,000) and ($1,278,000), respectively. Operating income (loss) for the nine months ended September 30, 2002 for the Casing, Directional Drilling, Compressed Air Drilling Services and General Corporate segments were $1,707,000, ($187,000), ($716,000) and ($2,009,000), respectively.

         The Company had net income of $624,000, or $0.03 per common share, for the nine months ended September 30, 2003 compared with a loss of ($3,247,000), or ($0.18) per common share, for the nine months ended September 30, 2002. The Company recorded a one-time gain of $1,034,000 on the reduction of the note payable in the third quarter of 2003 as a result of settling a lawsuit against the former owners of Mountain Air Drilling Service Company. The gain was calculated by discounting the note payable to $1,469,152 using a present value calculation and accreting the note payable to $1,863,195, the amount due in September 2007. The Company will record interest expense totaling $394,043 over the life of the note payable beginning July 2003.

         Munawar H. Hidayatallah, the Company's Chairman and Chief Executive Officer stated, "We are extremely proud of the dramatic turnaround at Allis-Chalmers Corporation. The Company executed its strategic objectives successfully including the formation of AirComp LLC, a joint venture between Mountain Compressed Air and the Air Compressor Division of MI Fluids, which in turn is a joint venture between Smith International and Schlumberger. The successful implementation of the Company's business plan was due to the dedication and commitment of the management team. Jens Mortensen has been appointed Chief Executive Officer of Jens' Oilfield Services, Inc. and retains the position of President and Chief Operating Officer of Allis-Chalmers Corporation; Dave Wilde has been appointed as President, Chief Executive Officer and a member of the Board of Directors of Strata Directional Technology, Inc.; and Todd Seward will continue in his current position as Chief Accounting Officer of Allis- Chalmers Corporation."

About Allis-Chalmers Corporation
--------------------------------

         Allis-Chalmers Corporation provides a variety of products and services to the oil and natural gas drilling industry through its subsidiaries Jens' Oilfield Service, Inc., which supplies highly specialized equipment and operations to install casing and production tubing required to drill and complete oil and gas wells, Strata Directional Technology, Inc., which provides high-end directional and horizontal drilling services for specific targeted reservoirs that cannot be reached vertically, and its joint venture, AirComp LLC which provides air drilling services to natural gas exploration operations.

Forward Looking Statements
--------------------------

         This Press Release contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934) regarding Allis-Chalmers Corporation's business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

         Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company's ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company's most recent filings on Form 10K (including without limitation in the "Risk Factors" Section) and Form 10-Q, and in the Company's other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.

                                               ALLIS-CHALMERS CORPORATION
                                          CONSOLIDATED STATEMENTS OF OPERATIONS
                                            (in thousands, except per share)

                                                       Three Months Ended            Nine Months Ended
                                                          September 30,                September 30,
                                                      2003            2002          2003           2002
                                                    ---------      ---------      ---------      ---------
                                                               (in thousands, except per share)
Sales                                               $  8,089       $  4,775       $ 22,428       $ 12,265
Cost of sales                                          6,011          3,841         16,212         10,046
                                                    ---------      ---------      ---------      ---------

   Gross Margin                                        2,078            934          6,216          2,219

Marketing and administrative expense                   1,351            886          3,759          2,696
Corporate reorganization costs                            --            495             --            495
Abandoned acquisition/private placement costs             --            233             --            233
                                                    ---------      ---------      ---------      ---------

   Income/ (loss) from operations                        727           (680)         2,457         (1,205)

Other Income (expense)
   Interest expense                                     (521)          (558)        (1,797)        (1,581)
   Minority interest                                     (26)          (105)          (337)          (145)
   Factoring costs on note receivable                     --           (191)            --           (191)
   Settlement of lawsuit                               1,034             --          1,034             --
   Other                                                  10             29           (164)           107
                                                    ---------      ---------      ---------      ---------

Net income/(loss) before income taxes                  1,224         (1,505)         1,193         (3,015)
                                                    ---------      ---------      ---------      ---------

   Provision for income taxes                             --             --             --             --
                                                    ---------      ---------      ---------      ---------

Net income/ (loss)                                     1,224         (1,505)         1,193         (3,015)
                                                    ---------      ---------      ---------      ---------

   Preferred stock dividend                              (88)           (87)          (569)          (232)
                                                    ---------      ---------      ---------      ---------

Net income/ (loss) attributed to common shares      $  1,136       $ (1,592)      $    624       $ (3,247)
                                                    =========      =========      =========      =========

Net income/ (loss) per common share, basic          $   0.06       $  (0.08)      $   0.03       $  (0.18)
                                                    =========      =========      =========      =========

Net income/ (loss) per common share, diluted        $   0.04       $  (0.08)      $   0.02       $  (0.18)
                                                    =========      =========      =========      =========

Weighted average number of common shares
outstanding
     Basic                                            19,633         19.633         19,633         18,506
                                                    =========      =========      =========      =========

    Diluted                                           31,700         19,633         31,700         18,506
                                                    =========      =========      =========      =========


This interim statement is unaudited.


                                     ALLIS-CHALMERS CORPORATION
                                     CONSOLIDATED BALANCE SHEETS
                                    (in thousands, except shares)


                                                                 September 30,  December 31,
                                                                     2003          2002
                                                                  ---------      ---------
Assets
------

Cash and cash equivalents                                         $    120       $    146
Trade receivables, net                                               7,291          4,409
Lease deposit                                                           --            525
Lease receivable, current                                              180            180
Prepaid and other current assets                                     1,357            317
                                                                  ---------      ---------

    Total current assets                                             8,948          5,577

Property, plant and equipment, net                                  27,144         17,124
Goodwill                                                             7,829          7,829
Other intangible assets, net                                         2,254          2,650
Debt issuance costs, net                                               554            515
Lease receivable                                                       936          1,042
Other assets                                                             6             41
                                                                  ---------      ---------

    Total assets                                                  $ 47,671       $ 34,778
                                                                  =========      =========

Liabilities and Shareholders' Equity
------------------------------------

Current maturities of long-term debt                              $  3,278       $ 13,890
Trade accounts payable                                               4,844          2,106
Accrued employee benefits and payroll taxes                            405            280
Accrued interest                                                       547            811
Accrued expenses                                                     1,183          1,506
                                                                  ---------      ---------

   Total current liabilities                                        10,257         18,593

Accrued postretirement benefit obligations                             635            670
Long-term debt, less current portion                                24,861          7,331
Other long-term liabilities                                            270            270
Redeemable warrants                                                  1,500          1,500
Redeemable convertible preferred stock                               4,390          3,821

Minority interest                                                    2,503          1,584

Common shareholders' equity:
Common stock, $.15 par value (110,000,000 shares authorized;
19,633,340 issued and outstanding at September 30, 2003 and
December 31, 2002)                                                   2,945          2,945
Capital in excess of par value                                       8,285          7,237
Accumulated (deficit)                                               (7,975)        (9,173)
                                                                  ---------      ---------

Total shareholders' equity                                           3,255          1,009
                                                                  ---------      ---------

Total liabilities and shareholders' equity                        $ 47,671       $ 34,778
                                                                  =========      =========

This interim statement is unaudited.


                                     ALLIS-CHALMERS CORPORATION
                                CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (in thousands)

                                                                               Nine Months Ended
                                                                                 September 30,
                                                                               2003          2002
                                                                             --------      --------
Cash flows from operating activities:
Net income (loss)                                                            $ 1,193       $(3,015)
Adjustments to reconcile net (loss) to net
       cash provided (used) by operating activities:
Depreciation and amortization expense                                          2,050         1,755
(Gain) loss on settlement of lawsuit                                          (1,034)           --
Amortization of discount on debt                                                 442           200
Minority interest in income of subsidiary                                        337           145
Changes in working capital:
     Decrease (increase) in accounts receivable                               (2,882)          304
     Decrease (increase) in due from related party                                --            51
     Decrease (increase) in other current assets                              (1,040)          910
     Decrease (increase) in other assets                                          35           925
     Decrease (increase) in lease deposit                                        525            --
     Decrease (increase) in lease receivable                                     106            --
     (Decrease) increase in accounts payable                                   2,738           863
     (Decrease) increase in accrued interest                                    (264)          125
     (Decrease) increase in accrued expenses                                    (323)         (914)
     (Decrease) increase in other long-term liabilities                           --          (124)
     (Decrease) increase in accrued employee benefits and payroll taxes           90          (784)
                                                                             --------      --------

Net cash provided by operating activities                                      1,973           441

Cash flows from investing activities:
    Acquisition of Jens, net of cash acquired                                     --        (7,762)
    Acquisition of Strata, net of cash acquired                                   --          (373)
    Purchase of equipment                                                     (4,386)         (250)
                                                                             --------      --------

Net cash (used) by investing activities                                       (4,386)       (8,385)

Cash flows from financing activities:
     Proceeds from issuance of long-term debt                                  9,616         8,657
     Repayments of long-term debt                                             (6,925)           --
     Debt issuance costs                                                        (304)         (755)
                                                                             --------      --------

Net cash provided by financing activities                                      2,387         7,902
                                                                             --------      --------

Net (decrease) in cash and cash equivalents                                      (26)          (42)

Cash and cash equivalents at beginning of year                                   146           152
                                                                             --------      --------

Cash and cash equivalents at end of period                                   $   120       $   110
                                                                             ========      ========

Supplemental information - interest paid                                     $ 1,796       $ 1,177
                                                                             ========      ========

This interim statement is unaudited.